115551087
323518068
Home Eq
WMC
1
DELINQ(149/149)
IN
3/1/2005
6/21/2005
Drive-By BPO
7/21/2005
$74,000.00
$69,000.00
$66,600.00
$66,433.50
90.00%
96.28%
-6.75% 5/18/2005
$0.00
115795973
323699108
Home Eq
WMC
1
DELINQ(179/179)
OH
2/1/2005
10/4/2005
Drive-By BPO
7/25/2005
$90,000.00
$69,900.00
$83,200.00
$82,927.48
92.44%
118.63%
-22.33% 6/17/2005
$0.00
Summary:
12/12/2005 2:22:39 PM RICHIE Motion for relief granted 10/27/05 and referred to F/C on 11/30/05
115851990
323725986
Home Eq
WMC
2
DELINQ(209/209)
MI
4/1/2005 Drive-By BPO
7/21/2005
$119,000.00
$110,000.00
$25,000.00
$24,992.01
100.84%
109.08%
-7.56% 7/7/2005
$94,999.00
Summary:
12/12/2005 2:23:25 PM RICHIE No Equity, OC sent 08/19/2005
10/31/2005 10:09:57 AM CHARLIE
The servicer has determined that there is not sufficient equity for them to pursue foreclosure for this property. Additionally, they have also made a decision to stop advancing on this loan.
115852006
323725994
Home Eq
WMC
2
DELINQ(179/179)
TX
4/1/2005 Drive-By BPO
8/15/2005
$106,000.00
$99,900.00
$25,000.00
$24,984.97
99.89%
105.97%
-5.75% 7/7/2005
$80,881.00
Summary:
12/12/2005 2:23:39 PM RICHIE No Equity, OC sent 09/23/2005
10/31/2005 11:46:08 AM CHARLIE
The servicer has determined that there is not sufficient equity for them to pursue foreclosure for this property. Additionally, they have also made a decision to stop advancing on this loan.
115852063
323726059
Home Eq
WMC
2
DELINQ(149/149)
TX
4/1/2005
10/3/2005
Drive-By BPO
8/9/2005
$105,000.00
$105,000.00
$25,000.00
$24,977.72
99.90%
99.87%
0.00% 7/7/2005
$79,895.00
Summary:
Watch List Report
Date: 12/15/2005 4:34:39 PM Deal Number: SAIL 2005-HE1 Report As of: 11/30/2005
Contact Us:
T: 718-858-6050
E: info@rmgglobal.com
W: www.rmgglobal.com
Investor Ln Nbr
Loan Number
Servicer Name
Originator
Lien
Position
Aging/Delinquency
State
FICO(Date)
First Pmt
Last Paid Dt.
Valuation Method
Valuation Date
Orig. Value
Current Value
Orig. Amount
Current Bal
OLTV
LTV
BPO Var. %
Loan Type
Boarding Date
Sr/Jr Lien Bal
Status History
Page 1 of 6 (26 records returned)
12/12/2005 2:24:14 PM RICHIE FEMA Zip, Hurricane Katrina, not being referred
115852329
323726315
Home Eq
WMC
2
DELINQ(179/179)
SC
5/1/2005 Drive-By BPO
9/1/2005
$106,000.00
$83,600.00
$25,000.00
$24,946.91
99.95%
126.66%
-21.13% 7/7/2005
$80,943.00
Summary:
12/12/2005 2:24:26 PM RICHIE No Equity, OC sent 09/23/2005
10/31/2005 11:38:46 AM CHARLIE
The servicer has determined that there is not sufficient equity for them to pursue foreclosure for this property. Additionally, they have also made a decision to stop advancing on this loan.
115853608
323727594
Home Eq
WMC
2
DELINQ(209/209)
IL
3/1/2005 Drive-By BPO
7/18/2005
$140,000.00
$125,000.00
$28,000.00
$27,981.53
99.93%
111.91%
-10.71% 7/7/2005
$111,907.00
Summary:
12/12/2005 2:24:55 PM RICHIE No Equity, OC sent 08/19/2005
10/31/2005 10:11:11 AM CHARLIE
The servicer has determined that there is not sufficient equity for them to pursue foreclosure for this property. Additionally, they have also made a decision to stop advancing on this loan.
115853665
323727651
Home Eq
WMC
2
DELINQ(179/179)
OK
5/1/2005
$140,000.00
$140,000.00
$28,000.00
$27,938.35
99.95%
99.90%
0.00% 7/7/2005
$111,927.00
Summary:
12/12/2005 2:25:08 PM RICHIE No Equity, OC sent 09/23/2005
10/31/2005 11:44:44 AM CHARLIE This loan is a second lien piggyback behind first lien - loan 323745232 and is being processed for foreclosure
115855199
323729194
Home Eq
WMC
2
DELINQ(209/209)
CO
4/1/2005 Drive-By BPO
7/21/2005
$175,000.00
$152,600.00
$35,000.00
$34,971.33
99.83%
114.46%
-12.80% 7/7/2005
$139,702.00
Summary:
12/12/2005 2:25:33 PM RICHIE No Equity, OC sent 08/19/2005
10/31/2005 10:11:38 AM CHARLIE The servicer has determined that there is not sufficient equity for them to pursue foreclosure for this property. Additionally, they have also made a decision to stop
Watch List Report
Date: 12/15/2005 4:34:39 PM Deal Number: SAIL 2005-HE1 Report As of: 11/30/2005
Contact Us:
T: 718-858-6050
E: info@rmgglobal.com
W: www.rmgglobal.com
Investor Ln Nbr
Loan Number
Servicer Name
Originator
Lien
Position
Aging/Delinquency
State
FICO(Date)
First Pmt
Last Paid Dt.
Valuation Method
Valuation Date
Orig. Value
Current Value
Orig. Amount
Current Bal
OLTV
LTV
BPO Var. %
Loan Type
Boarding Date
Sr/Jr Lien Bal
Status History
Page 2 of 6 (26 records returned)
advancing on this loan.
115855926
323729921
Home Eq
WMC
2
DELINQ(179/179)
MS
4/1/2005
10/25/2005
Drive-By
Appraisal
7/15/2005
$190,000.00
$175,000.00
$38,000.00
$37,839.58
99.54%
107.97%
-7.89% 7/7/2005
$151,121.00
Summary:
12/12/2005 2:25:58 PM RICHIE No Equity, OC sent 08/19/2005
10/31/2005 10:19:34 AM CHARLIE
The servicer has determined that there is not sufficient equity for them to pursue foreclosure for this property. Additionally, they have also made a decision to stop advancing on this loan.
115856171
323730176
Home Eq
WMC
1
DELINQ(149/149)
MS
5/1/2005
7/25/2005
Drive-By
Appraisal
7/14/2005
$43,000.00
$30,000.00
$38,700.00
$38,655.25
90.00%
128.85%
-30.23% 7/7/2005
$0.00
Summary:
12/12/2005 2:26:13 PM RICHIE FEMA Zip, Hurricane Katrina, not being referred
115856262
323730267
Home Eq
WMC
1
DELINQ(179/179)
MO
5/1/2005
9/6/2005
Drive-By BPO
7/14/2005
$49,000.00
$35,000.00
$39,200.00
$39,180.14
80.00%
111.94%
-28.57% 7/7/2005
$0.00
Summary:
12/12/2005 2:26:26 PM RICHIE Active in FC 12/1/05
115861155
323735159
Home Eq
WMC
2
DELINQ(209/209)
TX
5/1/2005 Drive-By BPO
8/18/2005
$294,000.00
$227,000.00
$58,800.00
$58,800.00
100.00%
129.51%
-22.78% 7/7/2005
$235,200.00
Summary:
12/12/2005 2:27:31 PM RICHIE No Equity, OC sent 08/19/2005
10/31/2005 10:15:54 AM CHARLIE
The servicer has determined that there is not sufficient equity for them to pursue foreclosure for this property. Additionally, they have also made a decision to stop advancing on this loan.
115861718 1 MS 4/1/2005 Drive-By $73,000.00 $62,050.00 85.00% -31.50% 7/7/2005
Watch List Report
Date: 12/15/2005 4:34:39 PM Deal Number: SAIL 2005-HE1 Report As of: 11/30/2005
Contact Us:
T: 718-858-6050
E: info@rmgglobal.com
W: www.rmgglobal.com
Investor Ln Nbr
Loan Number
Servicer Name
Originator
Lien
Position
Aging/Delinquency
State
FICO(Date)
First Pmt
Last Paid Dt.
Valuation Method
Valuation Date
Orig. Value
Current Value
Orig. Amount
Current Bal
OLTV
LTV
BPO Var. %
Loan Type
Boarding Date
Sr/Jr Lien Bal
Status History
Page 3 of 6 (26 records returned)
323735712
Home Eq
WMC
DELINQ(179/179) 7/8/2005
Appraisal
8/17/2005
$50,000.00 $61,991.51 123.98% $0.00
Summary:
12/12/2005 2:27:42 PM RICHIE FEMA Zip, Hurricane Katrina, not being referred
115862591
323736595
Home Eq
WMC
1
DELINQ(209/209)
MI
5/1/2005 Drive-By BPO
8/26/2005
$73,000.00
$37,000.00
$65,700.00
$65,700.00
90.00%
177.56%
-49.31% 7/7/2005
$0.00
Summary:
12/12/2005 2:27:54 PM RICHIE Active Bankruptcy
115863748
323737742
Home Eq
WMC
2
DELINQ(209/209)
CA
5/1/2005
7/27/2005
Drive-By BPO
7/14/2005
$359,000.00
$339,000.00
$71,800.00
$71,800.00
100.00%
105.89%
-5.57% 7/7/2005
$287,200.00
Summary:
10/31/2005 10:16:26 AM CHARLIE
The servicer has determined that there is not sufficient equity for them to pursue foreclosure for this property. Additionally, they have also made a decision to stop advancing on this loan.
115863839
323737833
Home Eq
WMC
2
DELINQ(209/209)
TX
5/1/2005 Drive-By BPO
7/22/2005
$361,000.00
$329,000.00
$72,200.00
$72,200.00
100.00%
109.72%
-8.86% 7/7/2005
$288,801.00
Summary:
12/12/2005 2:28:31 PM RICHIE No Equity, OC sent 09/23/2005
10/31/2005 11:40:56 AM CHARLIE This is a second lien piggyback behind a first lien - loan 323769778 and is being processed for foreclosure
115865677
323739672
Home Eq
WMC
2
DELINQ(209/209)
OH
5/1/2005 Drive-By BPO
8/23/2005
$410,000.00
$245,900.00
$82,000.00
$82,000.00
100.00%
166.73%
-40.02% 7/7/2005
$328,000.00
Summary:
12/12/2005 2:28:43 PM RICHIE No Equity, OC sent 08/19/2005
Watch List Report
Date: 12/15/2005 4:34:39 PM Deal Number: SAIL 2005-HE1 Report As of: 11/30/2005
Contact Us:
T: 718-858-6050
E: info@rmgglobal.com
W: www.rmgglobal.com
Investor Ln Nbr
Loan Number
Servicer Name
Originator
Lien
Position
Aging/Delinquency
State
FICO(Date)
First Pmt
Last Paid Dt.
Valuation Method
Valuation Date
Orig. Value
Current Value
Orig. Amount
Current Bal
OLTV
LTV
BPO Var. %
Loan Type
Boarding Date
Sr/Jr Lien Bal
Status History
Page 4 of 6 (26 records returned)
10/31/2005 10:16:56 AM CHARLIE
The servicer has determined that there is not sufficient equity for them to pursue foreclosure for this property. Additionally, they have also made a decision to stop advancing on this loan.
115866535
323740530
Home Eq
WMC
1
DELINQ(209/209)
MS
3/1/2005 Drive-By
Appraisal
7/20/2005
$96,000.00
$74,500.00
$86,400.00
$86,299.10
90.00%
115.83%
-22.39% 7/7/2005
$0.00
Summary:
12/12/2005 2:28:54 PM RICHIE FEMA Zip, Hurricane Katrina, not being referred
115870610
323744615
Home Eq
WMC
2
DELINQ(179/179)
IL
5/1/2005 Drive-By
Appraisal
8/10/2005
$549,000.00
$440,000.00
$109,800.00
$109,763.85
100.00%
124.76%
-19.85% 7/7/2005
$439,200.00
Summary:
12/12/2005 2:29:33 PM RICHIE No Equity, OC sent 08/22/2005
10/31/2005 10:18:08 AM CHARLIE
The servicer has determined that there is not sufficient equity for them to pursue foreclosure for this property. Additionally, they have also made a decision to stop advancing on this loan.
115873754
323747758
Home Eq
WMC
1
DELINQ(149/149)
GA
5/1/2005 Interior BPO
11/22/2005
$140,000.00
$78,000.00
$126,000.00
$125,878.66
90.00%
161.38%
-44.28% 7/7/2005
$0.00
Summary:
12/12/2005 2:29:47 PM RICHIE ESLM is working account
115874612
323748616
Home Eq
WMC
1
DELINQ(149/149)
LA
5/1/2005
7/25/2005
$156,000.00
$156,000.00
$131,500.00
$131,313.76
84.29%
84.17%
0.00% 7/7/2005
$0.00
Summary:
12/12/2005 2:30:16 PM RICHIE active workout
115885956
323759951
Home Eq
1
DELINQ(179/179)
IL
5/1/2005
11/15/2005
Drive-By
Appraisal
8/15/2005
$340,000.00
$315,000.00
$272,000.00
$271,851.42
80.00%
86.30%
-7.35% 7/7/2005
$0.00
Watch List Report
Date: 12/15/2005 4:34:39 PM Deal Number: SAIL 2005-HE1 Report As of: 11/30/2005
Contact Us:
T: 718-858-6050
E: info@rmgglobal.com
W: www.rmgglobal.com
Investor Ln Nbr
Loan Number
Servicer Name
Originator
Lien
Position
Aging/Delinquency
State
FICO(Date)
First Pmt
Last Paid Dt.
Valuation Method
Valuation Date
Orig. Value
Current Value
Orig. Amount
Current Bal
OLTV
LTV
BPO Var. %
Loan Type
Boarding Date
Sr/Jr Lien Bal
Status History
Page 5 of 6 (26 records returned)
WMC
115890360
323764365
Home Eq
WMC
1
DELINQ(179/179)
MS
6/1/2005
10/7/2005
Drive-By
Appraisal
9/20/2005
$555,500.00
$304,000.00
$499,950.00
$499,950.00
90.00%
164.45%
-45.27% 7/7/2005
$0.00
Summary:
12/12/2005 2:31:25 PM RICHIE FEMA Zip, Hurrican Katrina, not being referred
115893869
323767863
Home Eq
WMC
1
DELINQ(209/209)
CO
5/1/2005 Drive-By BPO
8/25/2005
$227,500.00
$22,000.00
$182,000.00
$182,000.00
80.00%
827.27%
-90.32% 7/7/2005
$0.00
Summary:
12/12/2005 2:31:40 PM RICHIE No Equity, OC sent 11/15/2005
323731117
323731117
Home Eq
WMC
2
DELINQ(149/149)
CO
4/1/2005
$210,000.00
$210,000.00
$42,000.00
$41,302.44
100.00%
99.66%
0.00% 7/7/2005
$168,000.00
Summary:
12/12/2005 2:26:40 PM RICHIE No Equity, OC sent 09/23/2005
Watch List Report
Date: 12/15/2005 4:34:39 PM Deal Number: SAIL 2005-HE1 Report As of: 11/30/2005
Contact Us:
T: 718-858-6050
E: info@rmgglobal.com
W: www.rmgglobal.com
Investor Ln Nbr
Loan Number
Servicer Name
Originator
Lien
Position
Aging/Delinquency
State
FICO(Date)
First Pmt
Last Paid Dt.
Valuation Method
Valuation Date
Orig. Value
Current Value
Orig. Amount
Current Bal
OLTV
LTV
BPO Var. %
Loan Type
Boarding Date
Sr/Jr Lien Bal
Status History
Page 6 of 6 (26 records returned)
Watch List Report
Date: 12/15/2005 4:34:39 PM Deal Number: SAIL 2005-HE1 Report As of: 11/30/2005
Contact Us:
T: 718-858-6050
E: info@rmgglobal.com
W: www.rmgglobal.com
Investor Ln Nbr
Loan Number
Servicer Name
Originator
Lien
Position
Aging/Delinquency
State
FICO(Date)
First Pmt
Last Paid Dt.
Valuation Method
Valuation Date
Orig. Value
Current Value
Orig. Amount
Current Bal
OLTV
LTV
BPO Var. %
Loan Type
Boarding Date
Sr/Jr Lien Bal
Status History
Page 6 of 6 (26 records returned)